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                                                                      EXHIBIT 23



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




We have issued our report dated September 25, 1998, accompanying the financial statements of Dental Vision Direct, Inc. contained herein. We hereby consent to the incorporation by reference of said report in the Registration Statements of American Dental Technologies, Inc. on Form S-8 (File Nos. 33-66552, 33-86062, 333-13061 and 33-52664).



GRANT THORTON LLP
DALLAS, TEXAS
October 19, 1998






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